SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                  FORM 8-K



                              CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):

                          January 15, 1999

                         METRIS MASTER TRUST
                       METRIS RECEIVABLES, INC.
               (Originator of the Metris Master Trust)
         (Exact name of registrant as specified in its charter)


	Delaware				               033-99514				           41-1810301
(State of Incorporation)		(Commission File Number)	(IRS Employer
                                                    Identification No.)



       600 South Highway 169, Suite 300, St. Louis Park, Minnesota 55426
					              (Address of principal executive offices)


                                (612) 417-5645
           (Registrant's telephone number, including area code)







METRIS RECEIVABLES, INC.
Current Report on Form 8-K


Item 7.		Financial Statements and Exhibits

	Ex. 20a	Series 1996-1 December Certificateholders' Statement

	Ex. 20b	Series 1997-1 December Certificateholders' Statement

	Ex. 20c	Series 1997-2 December Certificateholders' Statement

	Ex. 20d	Series 1998-2 December Certificateholder's Statement

	Ex. 20e	Series 1998-3 December Certificateholder's Statement


SIGNATURE


		Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      									METRIS RECEIVABLES, INC.



                       								By /s/  Paul T. Runice
								                               President and Treasurer




Dated:  January 15, 1999